UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2026

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 3rd Avenue North, #400 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

1800 Diagonal Note

On July 6, 2026, the Company entered into a Securities Purchase Agreement with 1800 Diagonal Lending, LLC (“1800”), pursuant to which 1800 made a loan to the Company, evidenced by a promissory note in the principal amount of $124,200 (the “Note”). An original issue discount of $16,200 and fees of $8,000 were applied on the issuance date, resulting in net loan proceeds to the Company of $100,000. Accrued, unpaid interest and outstanding principal, subject to adjustment, is required to be paid in ten payments as follows:

Payment Date	Amount of Payment
December 30, 2026	$73,743.52
January 30, 2027	$8,193.72
February 28, 2027	$8,193.72
March 30, 2027	$8,193.72
April 30, 2027	$8,193.72
May 30, 2027	$8,193.72
June 30, 2027	$8,193.72
July 30, 2027	$8,193.72
August 30, 2027	$8,193.72
September 30, 2027	$8,193.72

(a total payback to 1800 of $147,487.00).

Upon the occurrence and during the continuation of any Event of Default, the Note shall become immediately due and payable and the Company will be obligated to pay to 1800, in full satisfaction of its obligations, an amount equal to 150% times the sum of (w) the then outstanding principal amount of the Note plus (x) accrued and unpaid interest on the unpaid principal amount of the Note to the date of payment plus (y) default interest, if any, at the rate of 22% per annum on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to 1800 pursuant to the conversion rights referenced below.

Only upon an occurrence of an event of default under the Note, 1800 may convert the outstanding unpaid principal amount of the Note into restricted shares of common stock of the Company at a discount of 25% of the market price. 1800 agreed to limit the amount of stock received to less than 4.99% of the total outstanding common stock. There are no warrants or other derivatives attached to this Note. The Company agreed to reserve a number of shares of common stock equal to four times the number of shares of common stock which may be issuable upon conversion of the Note at all times.

The foregoing descriptions of the Note and the Securities Purchase Agreement and of all of the parties’ rights and obligations under the Note and the Securities Purchase Agreement are qualified in its entirety by reference to the Note and the Securities Purchase Agreement, copies of which are filed as Exhibits 10.1 and 10.2 respectively to this Current Report on Form 8-K, and of which are incorporated herein by reference.

Streeterville June 2025 Note Exchange Agreements

On July 2 and 15, 2026, the Company entered into Exchange Agreements (the “Note Exchanges”) with Streeterville Capital, LLC. The Company previously entered into that certain Secured Promissory Note (the “Note”), with an original issuance date of June 26, 2025 in the principal amount of $5,470,000. Pursuant to the Note Exchanges, the Company and Streeterville agreed to partition two new Secured Promissory Notes in the original principal amount of $175,000 and $155,000 (the “Partitioned Notes”) from the Note and then cause the outstanding balance of the Note to be reduced by an amount equal to the initial outstanding balances of the Partitioned Notes. Concurrently, the Partitioned Notes were exchanged for 652,254 and 1,000,000 shares, respectively, of the Company’s common stock.

2

The form of Note Exchange was identical for each exchange except for the Partitioned Note amounts and number of shares converted thereunder.

The foregoing descriptions of the Note Exchanges are not a complete description of all of the parties’ rights and obligations under the Note Exchanges, and are qualified in its entirety by reference to the Form Note Exchange Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 29, 2026.

Streeterville Capital Note (DACA)

On July 10, 2025, American Rebel Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Streeterville Capital, LLC (“Lender”) pursuant to which the Company issued and sold to the Lender a secured convertible promissory note in the original principal amount of $6,235,000 (the “Note”). The Note carries an original issue discount of $565,000 and the Company agreed to pay $20,000 to the Lender to cover its legal fees, accounting costs, due diligence, monitoring and other transaction costs, each of which were deducted from the proceeds of the Note received by the Company’s wholly-owned subsidiary, Champion Safe Company, Inc. On the Closing Date Lender paid $650,000.00 to Champion Safe and $5,000,000.00 was sent to an account at Lakeside Bank owned by the Company’s wholly-owned subsidiary, ARH Sub, LLC, a Utah limited liability company (“ARH Sub”), to be held pursuant to an Amended and Restated Deposit Account Control Agreement (“DACA”).

Interest under the Note accrues at a rate of 10% per annum. The unpaid amount of the Note, any interest, fees, charges and late fees are due twelve months following the date of issuance. The Company may prepay all or any portion of the outstanding balance of the Note at a rate of 120% multiplied by the portion of the outstanding Note balance the Company wishes to prepay.

Each time the outstanding balance of the Note is reduced (whether by repayment or otherwise) by at least $300,000.00, the Company will have the right to cause the release from the deposit account of an amount equal to one-half (1/2) of such balance reduction amount (i.e., $150,000.00 for each $300,000.00 of the outstanding balance reduced). Any release of funds from the deposit account shall be effected in accordance with the terms of the DACA.

The Company’s obligations under the Note and the other transaction documents are secured by the DACA, a guaranty from the Company’s subsidiaries: Champion Safe Company, Inc., Superior Safe Co., LLC, ARH Sub, LLC, Safe Guard Security Products LLC, and Champion Safe de Mexico, S.A. de C.V. (the “Guaranty”) and a pledge (the “Pledge”) by the Company of all membership interest in the subsidiaries (collectively, the “Security Agreements”).

At any time following the occurrence of an Event of Default (as defined in the Note), the Lender may, upon prior written notice to the Company, increase the outstanding balance of the Note by 15% for each occurrence (a “Trigger Effect”), provided that the Trigger Effect may only be applied three times.

Following the occurrence of any Event of Default, the Lender may, upon written notice to the Company, (i) accelerate the Note, with the outstanding balance of the Note following application of the Trigger Effect (the “Mandatory Default Amount”) becoming immediately due and payable in cash, and (ii) cause interest on the outstanding balance of the Note beginning on the date the applicable Event of Default occurred to accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. Notwithstanding the foregoing, upon the occurrence of certain Trigger Events related to bankruptcy or insolvency, immediately and without notice, an Event of Default will be deemed to have occurred and the outstanding balance of the Note as of the date of the occurrence of such Bankruptcy-Related Trigger Event will become immediately and automatically due and payable in cash at the Mandatory Default Amount.

Pursuant to the terms of the Purchase Agreement, until all of the Company’s obligations under the Note and all other transaction documents are paid and performed in full, the Company agreed to comply with certain covenants, including but not limited to the following: (i) the Company agreed not to make any Restricted Issuances (as defined in the Purchase Agreement and described below) or grant any lien, security interest or encumbrance, other than Permitted Liens (as defined in the Security Agreement) on any of its subsidiaries assets, in each case without the Lender’s prior written consent, which consent may be granted or withheld in the Lender’s sole discretion, and (ii) the Company agreed not to enter into any agreement or otherwise agree to any covenant, condition, or obligation that locks up, restricts in any way or otherwise prohibits the Company from issuing Company securities to the Lender or any of the Lender’s affiliates.

3

Subject to certain exceptions set forth in the Purchase Agreement, Restricted Issuances include the incurrence or guaranty of any debt obligations other than trade payables in the ordinary course of business, the issuance of any securities that: (1) have or may have conversion rights of any kind, contingent, conditional or otherwise, in which the number of shares that may be issued pursuant to such conversion right varies with the market price of the Company’s common stock, (2) are or may become convertible into the Company’s common stock (including without limitation convertible debt, warrants or convertible preferred shares), with a conversion price that varies with the market price of the Company’s common stock, even if such security only becomes convertible following an event of default, the passage of time, or another trigger event or condition; (3) have a fixed conversion price, exercise price or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security (A) due to a change in the market price of the Company’s common stock since the date of the initial issuance, or (B) upon the occurrence of specified or contingent events directly or indirectly related to the business of Company (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction); or (4) are issued in connection with a Section 3(a)(9) exchange, a Section 3(a)(10) settlement, or any other similar settlement or exchange.

None of the following will be considered Restricted Issuances: (i) current or future “at the market” facilities; (ii) direct offerings of common stock or warrants provided that such offerings do not contain any variable pricing terms exceeding a 25% discount to the market price of the Common Shares; (iii) unsecured promissory notes issued to 1800 Diagonal Lending, LLC, provided that the aggregate outstanding principal amount owed by the Company to 1800 Diagonal Lending, LLC does not exceed $850,000 at any time after giving effect to the issuance of such promissory note(s); (iv) issuances of Common Shares to Silverback Capital Corporation pursuant to Section 3(a)(10) settlement agreements; (v) a commercially reasonable working capital line for American Rebel Beverages, LLC to be primarily used for inventory purchases up to $1,500,000.00; (vi) any Regulation Crowdfunding offering by American Rebel Licensing NIL I, Inc. conducted through DealMaker or any successor platform; and (vii) any Regulation A offering by Company with Digital Offering Inc., Nant Global Finance Inc., or any successor placement, marketing, technology or administrative provider.

The foregoing description of the Note, the Purchase Agreement, the DACA, the Guaranty, the Security Agreement and the Pledge does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, the Purchase Agreement, the Guaranty, the Security Agreement, and the Pledge, copies of which are filed as Exhibits 4.4, 10.3, 10.4, 10.5, 10.6 and 10.7 to this report, respectively, and are incorporated herein by reference.

Agile Exchange and Settlement Agreement

On July 13, 2026, the Company entered into an Exchange and Settlement Agreement (the “Securities Exchange Agreement”) with Agile Capital Funding, LLC (“Agile”).

The Company previously entered into that certain Business Loan and Security Agreement (the “Loan Agreement”), pursuant to which Agile extended a term loan to the Company in an original principal amount of $787,500 dated December 4, 2025.

Pursuant to the Securities Exchange Agreement, AREB and Agile exchanged all amounts due pursuant to the Loan Agreement for 1,069,710 shares of the Company’s common stock (the “Conversion Shares”), valued at $0.1725 per share.

4

Upon consummation of the exchange, the Loan Agreement, the eleven payments totaling $184,525 set forth in the Securities Exchange Agreement are fully satisfied.

The Securities Exchange Agreement included representations, warranties and covenants by the Company and Agile that are customary for a transaction of this type.

The foregoing description of the Securities Exchange Agreement is not a complete description of all of the parties’ rights and obligations under the Securities Exchange Agreement, and is qualified in its entirety by reference to the Securities Exchange Agreement, a copy of which is filed as Exhibit 10.8 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On June 25, 2026, the Company authorized the issuance of 188,500 shares of common stock to Corey Lambrecht, the Company’s President, COO and a director, upon the conversion of 377 shares of Series A Convertible Preferred Stock.

On June 29, 2026, Silverback Capital Corporation (“SCC”) requested the issuance of 1,350,000 shares of Common Stock to SCC, representing a payment of approximately $72,900.

On July 2, 2026, the Company issued Streeterville 652,254 shares of common stock pursuant to the Note Exchange set forth in Item 1.01 above at a per share price of $0.2683.

On July 13, 2026, the Company issued Agile 1,069,710 shares of common stock pursuant to the Securities Exchange Agreement set forth in Item 1.01 above.

On July 15, 2026, the Company issued Streeterville 1,000,000 shares of common stock pursuant to the Note Exchange set forth in Item 1.01 above at a per share price of $0.155.

On July 15, 2026, SCC requested the issuance of 1,000,000 shares of Common Stock to SCC, representing a payment of approximately $113,800.

On July 20, 2026, 1800 Diagonal Lending LLC converted $40,000 of the principal amount owed under the January 15, 2026 promissory note into 352,035 shares of common stock at aper share price of $0.113625.

All of the above-described issuances (if any) were exempt from registration pursuant to Section 4(a)(2), and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is the investor presentation that the Registrant has prepared for use at investor presentations.

5

The presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of the date hereof. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Streeterville Capital Secured Convertible Promissory Note dated July 10, 2025
10.1	1800 Diagonal Note dated July 6, 2026
10.2	1800 Diagonal Securities Purchase Agreement dated July 6, 2026
10.3	Streeterville Capital Securities Purchase Agreement dated July 10, 2025
10.4	Streeterville Capital DACA dated July 10, 2025
10.5	Streeterville Capital Guaranty dated July 10, 2025
10.6	Streeterville Capital Security Agreement dated July 10, 2025
10.7	Streeterville Capital Pledge Agreement dated July 10, 2025
10.8	Agile Exchange and Settlement Agreement dated July 13, 2026
99.1	American Rebel Presentation dated July 7, 2027
104	Cover Page Interactive Data File

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: July 21, 2026	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

7